UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2012

JWC ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-54202 (Commission File Number)	27-3092187 (I.R.S. Employer Identification Number)

Bay Colony Corporate Center – North Entrance	02451
1000 Winter Street – Suite 4300	(Zip code)
Waltham, Massachusetts
(Address of principal executive offices)

(617) 753-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by JWC Acquisition Corp. (the “Company”) in making presentations to certain existing and potential stockholders of the Company with respect to the Company’s proposed business combination (the “Business Combination”) with The Tile Shop, LLC (“The Tile Shop”) and Tile Shop Holdings, Inc. (“TS Holdings”).

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

On June 27, 2012, the Company issued a press release announcing the execution of a Contribution and Merger Agreement with respect to the proposed Business Combination. The press release is attached hereto as Exhibit 99.2 and incorporated into this Item 8.01 by reference.

Additional Information About the Transaction and Where to Find It

TS Holdings intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of the Company in connection with the proposed Business Combination. The Company will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. The Company stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Business Combination because the proxy statement/prospectus will contain important information about The Tile Shop, TS Holdings, the Company and the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: JWC Acquisition Corp., Bay Colony Corporate Center - North Entrance, 1000 Winter Street - Suite 4300, Waltham, Massachusetts 02451, tel. (617) 753-1100, Attention: Jeffrey J. Teschke.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC, and will also be contained in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) when available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Investor Presentation

99.2	Press Release, dated June 27, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 27, 2012

JWC Acquisition Corp.
By:	/s/ Jeffrey J. Teschke
Jeffrey J. Teschke
Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation

99.2	Press Release, dated June 27, 2012